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EXHIBIT 10.1



                              FIRST AMENDMENT TO NOTE
                       BETWEEN COLLATERAL THERAPEUTICS, INC.
                       AND IMPERIAL BANK, DATED APRIL 4, 1998


The First Amendment ("Amendment") amends that certain note ("the Note") in the original principal amount of $400,000 executed by Collateral Therapeutics, Inc. ("Maker") in favor of Imperial Bank ("Bank") as of September 14, 1998, as follows:

1. The dollar figure "$400,000.00" at the beginning of the Note and in the first paragraph of the Note is hereby amended to read as "$1,000,000.00" in each of the two places it appears.

2.   Except as provided above, the Agreement remains unchanged.

3. This Amendment is effective as of September 14, 1998, and the parties hereby confirm that the Agreement as amended is in full force and effect.


COLLATERAL THERAPEUTICS, INC.
"BORROWER"

By:  /s/    Christopher J. Reinhard
            Christopher J. Reinhard
Title:      Chief Operating and Financial Officer

IMPERIAL BANK
"BANK"

By:  /s/    Tim Bubnack
Title:      Vice President